UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2017

Textmunication Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-21202	58-1588291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1940 Contra Costa Blvd. Pleasant Hill, CA	94523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 925-777-2111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Textmunication Holdings, Inc. is minority-owner of Aspire Consulting Group LLC (“Aspire”). Aspire is a verified Service Disabled Veteran-Owned Small Business (SDVOSB). This certification opens opportunities as both a prime contactor and subcontractor within the government sector.

Aspire was notified on March 1, 2017 it has been awarded a significant 10-year government contract. Aspire is a strategic teammate on an Indefinite Delivery/Indefinite Quantity (IDIQ) contracting vehicle. The team consists of several well known companies serving specialty areas within Health IT.

The Strategic Partners Acquisition Readiness Contract (SPARC) is a cost-effective, innovative solution for procuring information technology (IT) professional services from a pool of Centers for Medicare & Medicaid Services (CMS) experienced partners. SPARC is a $25B 10-year multiple award performance-based contract.

This is a significant milestone for Aspire as it builds-out its government contracting operation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Textmunication Holdings, Inc.

/s/ Wais Asefi
Wais Asefi
Chief Executive Officer

Date: March 6, 2017

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